Prospectus Supplement	January 14, 2019

Putnam Growth Opportunities Fund
Prospectus dated November 30, 2018

Effective January 15, 2019, the sub-section Your fund's management in the section Fund summary is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective January 15, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst
		2009 - Present	Previously, Portfolio Manager,
			Analyst

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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